UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 8, 2018

KOPIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
125 North Drive, Westborough, MA 01581
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code    (508) 870-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

Item 2.02.  Results of Operations and Financial Condition.

Kopin Corporation issued a press release on March 8, 2018, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which the Company announced financial results for the fourth quarter and year ended December 30, 2017. This information in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Press Release dated March 8, 2018, entitled, “KOPIN PROVIDES BUSINESS UPDATE AND FOURTH QUARTER, FISCAL 2017 OPERATING RESULTS”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated:	March 8, 2018	By:	/s/ Richard A. Sneider
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated March 8, 2018, entitled, “KOPIN PROVIDES BUSINESS UPDATE AND FOURTH QUARTER, FISCAL 2017 OPERATING RESULTS”